UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Worldwide Plaza
309 West 49th Street
New York, NY 10019

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2014

Date of reporting period:	April 30, 2014

KOREA EQUITY FUND, INC.

June 20, 2014

To Our Shareholders:

We present the Semi-Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2014.

The Net Asset Value per share (“NAV”) of the Fund increased by 4.8% and the closing market price of the Fund (on the New York Stock Exchange) increased by 6.2% for the six months ended April 30, 2014, after giving effect for the reinvestment of income dividends and long-term capital gains distributions.  The closing market price of the Fund on April 30, 2014 was $8.38, representing a discount of 10.5% to the NAV of $9.36.  The net assets of the Fund totaled $91,199,600 on April 30, 2014.

The Korea Composite Stock Price Index (“KOSPI”) decreased from 2,030.09 to 1,961.79, or 3.4% in local currency terms, during the six months ended April 30, 2014.  Including the South Korean Won (“Won”) appreciation of 2.8% during the six months ended April 30, 2014, this represented a total decrease of 0.6% in United States (“U.S.”) dollar terms.  The Fund’s NAV outperformed the KOSPI, in U.S. dollar terms, by 5.4 percentage points during the six months ended April 30, 2014.

For the quarter ended April 30, 2014, the KOSPI increased from 1,941.15 to 1,961.79, or 1.1% in local currency terms.  Including the Won appreciation of 4.7% for the quarter, this represented a total increase of 5.8% in U.S. dollar terms.  The NAV of the Fund increased by 6.1% and outperformed the KOSPI, in U.S. dollar terms, by 0.3%.  The Fund’s share price increased by 7.0% during the quarter.

South Korean Economy

The Bank of Korea (“BOK”) increased its 2014 growth forecast for South Korea’s gross domestic product (“GDP”) from 3.8% to 4.0% in April 2014.  The BOK upholds the view that South Korea’s economy will remain on a recovery path with better household sentiment and a gradually improving property market.  The South Korean Won appreciated to a near six year high in April 2014 due to stable economic conditions with higher than expected exports and a widening account surplus.  In April 2014, Korean export growth rose to 9.0% year-over-year (“yoy”) compared to 5.2% yoy in March 2014.  The figure was above the consensus forecast of 5.5%.  The export growth was mainly attributed to the increased exports of vessels and automobiles.  South Korea’s exports to Southeast Asia increased the most among all major geographical regions to 18.8% yoy.  Meanwhile, exports to Europe declined 14.4% yoy.

Consumer Price Index (“CPI”) headline inflation increased from 0.7% in October 2013 to 1.5% in April 2014 due to an increase in housing, water, electricity, gas and other fuels, and clothing costs.  The Monetary Policy Committee of the BOK has held the policy rate of 2.5% for eleven consecutive months.  Consumer confidence increased from 106 in October 2013 to 108 in April 2014.  The jobless rate has remained stable at 3.7%.

South Korean Stock Market

The Electricity and Gas sector outperformed with the expectation that a tariff hike would lead to an earnings turnaround.  The Services sector outperformed with the expectation that online companies would experience revenue growth.  The Food and Beverage sector performed well due to average sales price hikes causing an earnings turnaround.

On the other hand, Transportation Equipment stocks and Machinery stocks underperformed, given concerns regarding the slow-down of shipment growth due to currency appreciation.  Chemicals and Iron and Steel stocks underperformed given the continuing weak demand from China amid ongoing macroeconomic uncertainty.  The Electrical & Electronic Appliance sector slightly underperformed due to concerns over the profitability of smartphones.

Portfolio Management Activity

The Fund added Hana Financial Group Inc. since the Fund believes the company will experience an earnings improvement from the acquisition of Korea Exchange Bank along with a domestic economic turnaround.  The Fund increased its position in Hyundai Development Company since the expectation is that the company will benefit from the improving housing market and is expected to have more pre-sales than its peers in 2014.  The Fund also increased its position in E-Mart Co., Ltd. due to same store sales growth and expectations that its online business will improve in the second half of the year.  The Fund added positions in Kolao Holdings since the company has increasing sales in Southeast Asian markets, such as Myanmar and Cambodia.  The Fund also increased its position in NCsoft Corporation with the expectation that new game launches in China will enable stable earnings growth.  The Fund increased its position in I-Sens Inc. as the Fund believes the company will expand revenue growth from the overseas market.

The Fund reduced its position in Hyundai Motor Company since the Fund believes the current stock price reflects the market expectations of an improving dividend yield.  The Fund reduced its position in SK Hynix Inc. since the Fund believes the current stock price reflects expected solid earnings in the memory business.  The Fund reduced its positions in Dongbu Insurance Co., Ltd. and Samsung Fire & Marine Insurance due to concerns that an increasing automobile loss ratio may hinder profitability.  The Fund disposed of its position in Samsung Engineering Co., Ltd. as the Fund believes there will be a reduction in new orders which will have a negative impact on the company’s profitability.  The Fund also disposed of its position in Samsung Heavy Industries Co., Ltd. given concerns of weak order momentum and low margin projects.  The Fund also disposed of its position in Lock&Lock Co., Ltd. given concerns of uncertain earnings momentum in Southeast Asia and slower revenue growth in China.

The Fund participated in a placement offering for Industrial Bank of Korea (“IBK”).  The Fund expects IBK to benefit from the macro recovery driven by the increase in loans to small-to-medium size enterprises.  In addition to its attractive valuation, the Fund also expects improving net interest margin and higher dividend yield to support share price momentum.

Investment Strategy

The Fund remains optimistic regarding the global economic growth trajectory.  The recovery trend is expected to continue, especially in the United States, as the pressures of fiscal austerity eases.  The Federal Reserve is expected to continue the measured tapering of its quantitative easing policy and market attention is likely to focus on the timing of the first interest rate hike in the cycle.  The economic recovery in Europe is also expected to continue, albeit at a very slow pace.  Korean domestic demand is expected to progress as foreign demand conditions improve.

The Fund maintains a cautious view of the Korean equity market, but is slightly more optimistic regarding the overall market environment.  Downward earnings revisions seem to have eased heading towards the second quarter of 2014, and fund flows are likely to improve as portfolio allocations to Korea are now below average.  In addition to strong economic indicators and stable exports growth, further measures to stimulate the property market may support the country’s economy and overall consumption sentiment in the domestic market.  The Fund continues to prefer stocks with stable earnings momentum and strong market positions, such as automobile component makers and memory producers.

The Fund will slightly reduce its exposure to the Electronic Appliances and Components sector through the second quarter of 2014.  The Fund will maintain an underweight position in Samsung Electronics Co., Ltd. due to the belief that the upside momentum in the smartphone business is limited, and the Fund will consider reducing the position further if the share price rallies.  The Fund also maintains an overweight position in NCsoft Corporation as the fund expects earnings momentum triggered by new game launches in China.

The Fund maintains an overweight position in the Financing Business and Insurance sectors since these sectors should benefit from a turnaround in the domestic economy caused by the new government stimulus package.  The Fund favors automobile parts manufacturers and automobile original equipment manufacturers, such as Kia Motors Corporation, given the stable shipment growth and earnings momentum supported by a new model cycle and improving productivity.

Meanwhile, the Fund maintains a bearish view of the Chemical Product and Basic Metallic sectors as weak demand could negatively affect earnings.  However, the Fund may consider adding exposure to the steel manufacturers if profitability is improved by lower raw material prices.  The Fund will maintain an overweight position in Korea Zinc Co., Ltd. with the expectation of an earnings recovery.  The Fund maintains an underweight position in the Information & Communications sector as the current share price currently reflects improved earnings driven by the average revenue per user growth from the expansion of the LTE network.

The Fund appreciates your continuing support.

Sincerely,

/s/ Yutaka Itabashi
Yutaka Itabashi
President

DISCLOSURES
Sources: Nomura Asset Management U.S.A. Inc. and Bloomberg L.P. Past performance is not indicative of future results.
The NAV price is adjusted for reinvestment of income dividends and capital gain distributions.  The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends and capital gain distributions.  The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice.  It should not be considered investment advice.  Statements concerning financial market trends are based on current market conditions, which will fluctuate.  There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the South Korean Won/U.S. Dollar exchange rate.  This report is for informational purposes only.  Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. You cannot invest directly into an index.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC¬0330.

FUND CERTIFICATION
In September 2013, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.
The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.  The Internet web address is www.nomura.com.

KOREA EQUITY FUND, INC.
FUND HIGHLIGHTS—APRIL 30, 2014 (Unaudited)

KEY STATISTICS
Net Assets	$91,199,600
Net Asset Value per Share	$9.36
Closing NYSE Market Price	$8.38
Percentage Increase in Net Asset Value per Share*†	4.8%
Percentage Increase in NYSE Market Price*†	6.2%

MARKET INDEX	SOUTH
Percentage Decrease in Market Index*	KOREAN WON	U.S.$
Korea Composite Stock Price Index*	(3.4%)	(0.6%)
*From November 1, 2013 through April 30, 2014
†Reflects the percentage change in share price adjusted for reinvestment of income dividends and long term distributions

ASSET ALLOCATION
South Korean Equity Securities	99.0%
Foreign Currency	1.3%
Liabilities Less Other Assets, Net	(0.3%)
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Electronic Appliances and Components	22.8	Iron and Steel	4.8
Transportation Equipment	19.7	Transportation	3.7
Insurance	9.0	Textiles and Apparel	3.1
Financing Business	8.2	Chemicals	3.0
Services	6.8	Other Products	2.6
Wholesale	6.7	Construction and Engineering	1.2
Information and Communication	6.7	Healthcare Products	0.7

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

Issuer	Market Value	% of Net Assets
Samsung Electronics Co., Ltd.	$12,126,129	13.3
Hyundai Mobis	8,895,973	9.8
SK Hynix Inc.	8,704,672	9.5
NCsoft Corporation	5,677,931	6.2
Coway Co. Ltd.	4,319,950	4.7
Dongbu Insurance Co., Ltd.	4,253,786	4.7
Korea Zinc Co., Ltd.	3,744,149	4.1
Shinhan Financial Group Co., Ltd.	3,680,234	4.0
Hyundai Motor Company – Preferred	3,225,777	3.5
Hyundai Greenfood Co., Ltd.	3,050,651	3.3

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS

APRIL 30, 2014

(Unaudited)

KOREAN EQUITY SECURITIES	Shares	Cost	Market Value	% of Net Assets

Chemicals
Dongsung Finetec Corporation	151,605	$675,692	$1,694,936	1.9
Superconducting materials
LG Chem Ltd.	4,400	473,400	636,724	0.7
Petrochemicals, plastic resins, and engineering plastics
Wonik Materials Company Ltd. †	33,696	280,166	379,981	0.4
Supplies specialty gas
Total Chemicals		1,429,258	2,711,641	3.0

Construction and Engineering
Hyundai Development Company	36,900	1,057,005	1,055,460	1.2
Civil engineering and architecture construction businesses
Total Construction and Engineering		1,057,005	1,055,460	1.2

Electronic Appliances and Components
Samsung Electronics Co., Ltd.	9,328	6,513,438	12,126,129	13.3
Consumer electronics, computers, and telecommunications
SK Hynix Inc †	223,980	5,368,607	8,704,672	9.5
Semiconductors
Total Electronic Appliances and Components		11,882,045	20,830,801	22.8

Financing Business
Hana Financial Group Inc.	56,330	2,143,804	1,981,992	2.2
Banking-related financial services
Industrial Bank of Korea	93,434	1,064,213	1,148,593	1.3
Banking-related financial services
Samsung Card Co., Ltd.	19,160	687,455	694,552	0.7
Credit card services
Shinhan Financial Group Co., Ltd.	84,490	3,202,249	3,680,234	4.0
Consumer and commercial-related financial services
Total Financing Business		7,097,721	7,505,371	8.2

Information and Communication
NCsoft Corporation	28,614	4,951,260	5,677,931	6.2
Online gaming
WINS Technet Co., Ltd.	30,707	488,988	417,610	0.5
Provides security network services
Total Information and Communication		5,440,248	6,095,541	6.7

See notes to financial statements.

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS—(Continued)

APRIL 30, 2014
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Healthcare Products
I-Sens Inc. †	12,212	$495,657	$612,314	0.7
Develops, produces and distributes medical devices
Total Healthcare Products		495,657	612,314	0.7

Insurance
Dongbu Insurance Co., Ltd.	77,098	2,967,519	4,253,786	4.7
Non-life insurance
Samsung Fire & Marine Insurance Co., Ltd.	9,213	1,663,454	2,184,866	2.4
Non-life insurance
Samsung Life Insurance Co., Ltd.	18,706	1,746,013	1,740,051	1.9
Life insurance
Total Insurance		6,376,986	8,178,703	9.0

Iron and Steel
Korea Zinc Co., Ltd.	11,360	3,006,203	3,744,149	4.1
Non-ferrous metals
Sung Kwang Bend Co., Ltd.	27,024	600,402	631,720	0.7
Piping materials
Total Iron and Steel		3,606,605	4,375,869	4.8

Other Products
Genic Co., Ltd. †	1,187	47,966	21,313	0.0
Health and beauty products
Interojo Co Ltd.	89,143	1,283,579	1,777,510	2.0
Manufactures and sells of contact lens
Lock&Lock Co., Ltd.	36,970	829,344	560,043	0.6
Plastic food storage
Total Other Products		2,160,889	2,358,866	2.6

Services
CJ O Shopping Co., Ltd.	3,448	998,017	1,217,530	1.3
Online retail marketing company
Coway Co. Ltd.	54,760	2,353,833	4,319,950	4.7
Manufactures environment-related products
Kangwon Land Corp.	23,830	617,053	688,535	0.8
Casinos and leisure business
Total Services		3,968,903	6,226,015	6.8

See notes to financial statements.

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS—(Continued)

APRIL 30, 2014
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Textiles and Apparel
Hansae Co., Ltd.	23,500	$378,214	$487,925	0.5
Equipment manufacturing of garments
Youngone Corporation	59,094	1,974,361	2,408,148	2.6
Outdoor sportswear and shoes
Total Textiles and Apparel		2,352,575	2,896,073	3.1

Transportation
AJ Rent a Car Co Ltd †	97,090	1,097,804	1,555,357	1.7
Auto rental company
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	62,100	1,985,423	1,797,299	2.0
Shipbuilding
Total Transportation		3,083,227	3,352,656	3.7

Transportation Equipment
Hyundai Mobis	31,154	5,567,640	8,895,973	9.8
Automotive service components
Hyundai Motor Company	7,170	1,553,510	1,596,264	1.8
Passenger cars, trucks, autoparts, and commercial vehicles
Hyundai Motor Company - Preferred	25,635	2,029,344	3,225,777	3.5
Passenger cars, trucks, autoparts, and commercial vehicles
Hyundai Motor Company - 2nd Preferred	13,246	1,084,458	1,859,133	2.0
Passenger cars, trucks, autoparts, and commercial vehicles
Kia Motors Corporation	19,279	1,071,164	1,069,293	1.2
Passenger cars, mini-buses, trucks, and commercial vehicles
Kolao Holdings	52,661	1,120,228	1,307,477	1.4
Retails cars and provides repairs and maintenance
Total Transportation Equipment		12,426,344	17,953,917	19.7

Wholesale
E-mart Co., Ltd.	3,700	908,526	845,223	0.9
Chain of hypermarkets
Hyundai Greenfood Co., Ltd.	181,650	2,810,967	3,050,651	3.3
Wholesale and distribution of food
iMarketKorea Inc.	47,320	1,097,485	1,426,791	1.6
Maintenance, repair, and operations procurement services
Samchuly Bicycle Co., Ltd.	45,692	746,499	776,202	0.9
Manufactures and sells bicycles
Total Wholesale		5,563,477	6,098,867	6.7
TOTAL SOUTH KOREAN EQUITY SECURITIES		$66,940,940	$90,252,094	99.0

See notes to financial statements.

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS—(Continued)

APRIL 30, 2014
(Unaudited)

	Cost	Market Value	% of Net Assets
INVESTMENT IN FOREIGN CURRENCY
South Korea Won	$1,177,836	$1,184,062	1.3
Non-interest bearing account
TOTAL INVESTMENT IN FOREIGN CURRENCY	1,177,836	1,184,062	1.3
TOTAL INVESTMENTS	$68,118,776	$91,436,156	100.3
LIABILITIES LESS OTHER ASSETS, NET		(236,556)	(0.3)
NET ASSETS		$91,199,600	100.0
† Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2014.

South Korean Won               KRW               1,033.10 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2014
(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$66,940,940)	$90,252,094
Investments in foreign currency, at market value (cost - $1,177,836)	1,184,062
Prepaid expenses	43,650
Cash and cash equivalents	48,456
Total Assets	91,528,262
LIABILITIES:
Accrued management fee	63,229
Accrued directors’ fees and expenses	18,696
Other accrued expenses	246,737
Total Liabilities	328,662
NET ASSETS:
Capital stock (par value of 9,740,623 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	974,062
Paid-in capital	68,490,217
Accumulated net realized loss on investments and foreign currency transactions	(1,227,779)
Net unrealized appreciation on investments and foreign currency transactions	23,317,380
Accumulated net investment loss	(354,280)
Net Assets	$91,199,600
Net asset value per share	$9.36

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2014
(Unaudited)

INCOME:
Dividend income (less $192,066 of withholding taxes)	$726,415
Interest income	81
Total Income		$726,496
EXPENSES:
Management fee	384,942
Legal fees	169,666
Directors’ fees and expenses	53,307
Custodian fees	50,720
Auditing and tax reporting fees	40,138
Annual meeting expenses	14,382
Registration fees	12,851
Shareholder reports	11,998
Miscellaneous fees	5,445
Transfer agency fees	5,430
Total Expenses		748,879
INVESTMENT LOSS—NET		(22,383)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		932,951
Net realized gain on foreign currency transactions		73,844
Net realized gain on investments and foreign currency transactions		1,006,795
Net change in unrealized appreciation on investments		2,232,192
Net change in unrealized appreciation on foreign currency transactions and translation		1,104,274
Net realized and unrealized gain on investments and foreign currency transactions and translation		4,343,261
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$4,320,878

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
FROM INVESTMENT ACTIVITIES
Net investment loss	$(22,383)	(775,322)
Net realized gain on investments	932,951	12,906,185
Net realized gain on foreign currency transactions	73,844	199,689
Change in net unrealized depreciation on investments and foreign currency transactions and translation	3,336,466	(6,614,470)
Increase (decrease) in net assets derived from investment activities	4,320,878	5,716,082
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Capital gain distribution	(12,195,260)	(10,256,876)
Decrease in net assets derived from distributions to shareholders	(12,195,260)	(10,256,876)
NET ASSETS
Beginning of year	99,073,982	103,614,776
End of year (including accumulated net investment loss of $354,280 and $331,897, respectively)	$91,199,600	$99,073,982

See notes to financial statements.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company.  The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993.  The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies.

In the opinion of management, all material adjustments, consisting of normal recurring adjustments considered necessary for a fair presentation, have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in U.S. dollars.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a)   Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price.  Securities traded in the U.S. over-the-counter market (as opposed to the over-the-counter market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on such day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund.  Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.  Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b)   Foreign Currency Transactions—Transactions denominated in South Korean Won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values on April 30, 2014.  The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at April 30, 2014.  Net realized gains or losses on investments includes gains or losses arising from the sales of portfolio securities and sales and maturities of short-term securities.  Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c)   Security Transactions, Investment Income, and Distributions to Shareholders—Security transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on a first in first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times.  Collateral is provided in the form of cash, which will be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the fiscal year ended October 13, 2013 and semi-annual period ended April 30, 2014, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d)   Capital Account Reclassification—For the year ended October 31, 2013, the Fund’s accumulated net investment loss was decreased by $870,555, paid-in capital was decreased by $670,866, and the accumulated net realized gain on investments and foreign currency transactions was decreased by $199,689.  The adjustments were a result of the reclassification of foreign exchange losses and net operating loss.  These adjustments had no impact on net assets.

(e)   Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue.  There is no withholding tax on realized gains.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  As of and during the six months ended April 30, 2014 as well the prior three tax years, the Fund did not have any liabilities for any uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the six months and for the prior three tax years, the Fund did not incur any interest or penalties.

(f)   Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription.  The Fund normally subscribes to new share offerings by South Korean companies.

(g)   Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(h)   Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the U.S.  In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers.  Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(i)   Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on the Fund’s experience, the Fund expects the risk of loss to be remote and as such, no additional accruals were recorded on the statement of assets and liabilities.

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-USA” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund, and Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”), as investment sub-advisers for the Fund.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets.  Under the management agreement, the Fund incurred fees to the Manager of $384,942 for the six months ended April 30, 2014.  Under the Investment Advisory Agreement, the Manager informed the Fund that NAM earned sub-advisory fees of $100,877 from the Manager, not the Fund, for the six months ended April 30, 2014.  In addition, NAM-Hong Kong and NAM-Singapore earned sub-advisory fees of $22,417 and $100,877 from the Manager, not the Fund, respectively.  At April 30, 2014, the management fee payable to the Manager by the Fund was $63,229.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended April 30, 2014.  The Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings.  The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000.  The Chairman of the Audit Committee, presently David B. Chemidlin, receives an additional annual fee of $1,000.  Such fees and expenses for unaffiliated Directors aggregated $53,307 for the six months ended April 30, 2014.

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended April 30, 2014 were $8,385,972 and $20,167,585, respectively.

4.	Federal Income Taxes

As of October 31, 2013, net unrealized appreciation on investments for Federal income tax purposes was $17,996,377, consisting of $18,543,013 related to appreciated securities and $546,676 related to depreciated securities.  The aggregate cost of investments, at October 31, 2013, for federal income tax purposes was $79,774,303.

At October 31, 2013 the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation on investments and foreign currency transactions	$17,996,212
Undistributed long term capital gains	11,945,388
Qualified late year loss deferral	(331,895)
Total accumulated earnings	$29,609,705

The Fund paid a dividend distribution of $3.065 per share to shareholders of record as of November 30, 2011 on January 18, 2012.  The ex-dividend date was November 28, 2011.  The distribution is comprised of short-term capital gains of $0.46 and long-term capital gains of $2.605 per share.  The dividend was paid in newly-issued shares of the Fund’s common stock.  Shareholders had the option to request that their dividend be paid in cash in lieu of common

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

stock; however, the aggregate amount of cash distributions to all shareholders was limited to $8,951,244, which represented 33% of the aggregate dollar amount of the total distribution.  The 1,973,003 distributed shares of common stock were valued at $9.21 per share, which was the trade-weighted average trading price of the Fund’s common stock on the New York Stock Exchange during the three-business day period ended January 9, 2012.

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	October-13	October-12
Ordinary Income	$0	$3,661,136
Capital Gains	$10,256,876	$23,463,844

5.	Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2014.

Level	Investments in Securities
Level 1
Equity Securities*	$90,252,094
Foreign Currency	1,184,062
Level 2	-0-
Level 3	-0-
Total	$91,436,156

*Please refer to the Schedule of Investments for a breakdown of the valuation by industry type.

During the six months ended April 30, 2014, there were no transfers between Level 1, Level 2, or Level 3 securities.

During the six months ended April 30, 2014, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

6.	Share Repurchases and Discount Management Plan

The Board of Directors of the Fund announced a Discount Management Plan on June 3, 2010.  The Plan consisted of an open-market share repurchase program and a tender offer component.  The Fund commenced share repurchases on the New York Stock Exchange on July 1, 2010.  Between July 1, 2010 and August 13, 2010, the Fund repurchased 149,609 shares of its capital stock for an aggregate purchase price of $1,483,505.  The impact of the Plan resulted in less than a $.01 change to the net asset value per share.

The Board of Directors announced an enhanced Discount Management Plan on August 17, 2010 that provided for a tender offer of up to 20 percent of the Fund’s outstanding shares of capital stock.  The enhanced Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer for between 5 and 15 percent of its outstanding shares of capital stock.  On November 17, 2010, the Fund commenced a tender offer for up to 2,212,479 shares of its outstanding capital stock at a price equal to 98 percent of the net asset value per share on the expiration date of the offer (or if the tender offer is extended, on the date to which the tender offer is extended).  The tender offer expired on December 17, 2010, at which time the offer was oversubscribed.  The Fund purchased the maximum number of shares covered by the offer at a price of $12.79 per share, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on December 17, 2010.  As a result of the tender offer, $28,297,607 was distributed to the shareholders and there was a $.06 increase to the net asset value per share.

The Fund’s intention to conduct a second tender offer was announced on June 7, 2011.  This tender offer was for up to 10 percent of the Fund’s outstanding stock during the fourth quarter of 2011 if the Fund’s stock traded at a specific discount during the third quarter of 2011.  The stock did trade at the specific discount.  The Fund commenced an offer for up to 1,082,292 shares of its common stock on January 31, 2012.  The offer expired on March 5, 2012, at which time the Fund purchased the maximum number of shares covered by the offer at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012.  As a result of the tender offer, $11,180,076 was distributed to the shareholders and there was a $0.02 increase to the net asset value per share.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

7.	Recent Accounting Pronouncements

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.  They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received.  In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  ASU 2011-11 requires entities to:  disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement.  ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.  In January 2013, FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about offsetting Assets and Liabilities” (“ASU 2013-01”) that provides clarification about which instruments and transactions are subject to ASU 2011-11.  The adoption of ASU 2011-11 and ASU 2013-01 was not material to financial statements.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:

	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31,
		2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.17	$10.64	$13.69	$12.30	$9.76	$6.51
Net investment income (loss)@	–	(0.08)	(0.10)	(0.16)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.44	0.66	0.10	1.49	2.61	3.28
Total from investment operations	0.44	0.58	0.00	1.33	2.54	3.26
Distributions:
Distributions from investment income, net	–	–	–	–	–	(0.01)
Distributions from capital gains	(1.25)	(1.05)	(3.07)	–	–
Total from distributions	(1.25)	(1.05)	(3.07)	–	–	(0.01)
Fund Share Transactions
Effect of Tender Offer*	–	–	0.02	0.06	–	–
Total Fund share transactions	–	–	0.02	0.06	–	–
Net asset value, end of year	$9.36	$10.17	$10.64	$13.69	$12.30	$9.76
Market value, end of year	$8.38	$9.09	$9.65	$12.41	$11.25	$8.40
Total investment return†	6.2%	5.3%	(1.8%)	10.3%	33.9%	51.9%
Ratio to average net assets/supplemental data:
Net assets, end of period (000)	$91,200	$99,074	$103,615	$121,195	$136,026	$109,460
Operating expenses	1.63%**	1.57%	1.81%	1.90%	1.81%	1.64%
Net investment loss	(0.05%)**	(0.81%)	(0.90%)	(1.13%)	(0.68%)	(0.33%)
Portfolio turnover	9%	64%	77%	75%	52%	57%

_____________

†Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions.  Total return does not reflect sales commissions.

@Based on average shares outstanding.

*Increase is due to Tender Offer (See Note 6)

**Annualized

See notes to financial statements.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E. Han Kim
Marcia L. MacHarg
OFFICERS
Yutaka Itabashi, President
Hiromichi Aoki, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Marose, Treasurer
Jamie Alusick, Assistant Treasurer
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019-7316
Internet Address
www.nomura.com
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku
Tokyo 103-8260, Japan
INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong
Nomura Asset Management Singapore Limited
10 Marina Boulevard
Marina Bay Financial Centre Tower 2, #33-03
Singapore 018983
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036
KOREA EQUITY FUND
WORLDWIDE PLAZA
309 WEST 49th STREET
NEW YORK, NY 1001 9-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young LLP, and accordingly, they express no opinion thereon.
KOREA Equity Fund, Inc. SEMI-ANNUAL REPORT APRIL 30, 2014

ITEM 2.  CODE OF ETHICS

Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

(a) The Registrant’s investments in securities of unaffiliated issuers as of 04/30/14 are included in the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable to this semi-annual report.

(b) None.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by  this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By:

/s/ Yutaka Itabashi
Yutaka Itabashi, President
(Principal Executive Officer)

Date:
7/1/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

/s/ Yutaka Itabashi
Yutaka Itabashi, President
(Principal Executive Officer)

Date:
7/1/14

By:

/s/ Amy J. Marose
Amy J. Marose,  Treasurer
(Principal Financial Officer)

Date:
7/1/14